UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8‑K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	September 27, 2005

TOR Minerals International, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-17321	74-2081929
(Commission File Number)	(IRS Employer Identification No.)

722 Burleson Street Corpus Christi, Texas	78402
(Address of Principal Executive Offices)	(Zip Code)

(361) 883-5591

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

___	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02             RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On September 27, 2005, TOR Minerals International, Inc., or the Company, issued a press release in which its President and Chief Executive Officer stated that severe weather caused by Hurricanes Katrina and Rita resulted in the delayed shipment of raw materials to and the temporary suspension of operations at its Corpus Christi, Texas plant.  As a result, the third quarter earnings are now anticipated to be near break-even levels.  The portion of the press release issued by the Company on September 27, 2005, relating to this Item 2.02 is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 8.01             OTHER EVENTS.

On September 27, 2005, the Company issued a press release announcing that the Company’s Corpus Christi facility was not damaged by Hurricane Rita and operations have been fully restored.  The portion of the press issued by the Company on September 27, 2005, relating to this Item 8.01 is filed as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01             FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Businesses Acquired. Not applicable.
(b)	Pro Forma Financial Information. Not applicable.
(c)	Shell company transaction. Not applicable.
(d)	Exhibits. The following exhibit is filed or furnished in accordance with the provisions of Item 601 of Regulation S-B:

Exhibit

Number                                  Description

   99.1              Press Release, dated September 27, 2005, announcing the Corpus Christi plant experienced delays in shipments of raw materials and temporary suspension of operations caused by the impact of Hurricanes Katrina and Rita.

A portion of this Current Report on Form 8-K is furnished to the Commission under Item 2.02, Results of Operations and Financial Condition.  Pursuant to General Instruction B(2) of Form 8-K, the portion of this Current Report on Form 8-K submitted under Item 2.02 is not deemed to be “filed”  for purposes of Section 18 of the Exchange Act and is not subject to the liabilities of that section.  Additionally, the portion of the exhibit to this Current Report on Form 8-K relating to Item 2.02 is deemed to be “furnished,” and not “filed,” under Item 9.01, Financial Statements and Exhibits.  Furthermore, the information in this Current Report on Form 8-K, including the exhibit, relating to Item 2.02 shall not be deemed to be incorporated by reference into the Company’s filings under the Securities Act of 1933 or the Securities Exchange Act 1934 regardless of any general incorporation language in those filings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOR MINERALS INTERNATIONAL, INC. _____________________ (Registrant)

Date: September 27, 2005	LAWRENCE W. HAAS
Lawrence W. Haas Treasurer and CFO

EXHIBIT INDEX

Exhibit No.	Description
99.1

Press Release, dated September 27, 2005, announcing the Corpus Christi plant experienced delays in shipments of raw materials and temporary suspension of operations caused by the impact of Hurricanes Katrina and Rita.